UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 4, 2012

SKY PETROLEUM, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-99455	32-0027992
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Congress Avenue, Suite 1540, Austin, Texas, 78701
 (Address of principal executive offices)      (Zip Code)

Registrant’s telephone number, including area code: (512) 687-3427

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers.

Effective April 4, 2012, Oliver J. Whittle resigned as a non-executive director of Sky Petroleum Inc. (the “Company”). Mr. Whittle resigned as a  result of disagreements with officers and directors of the Company over how the Company should be managed. Mr. Whittle’s resignation letter is attached hereto as Exhibit 99.1.

Item 9.01.     Exhibits.

Exhibit Number	Description
17.1	Resignation Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKY PETROLEUM, INC.

April 11, 2012	By: /s/ Michael D. Noonan
Michael D. Noonan
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
17.1	Resignation Letter